REIT Fund

For Total Return

                            [Illustration of a city]

service and guidance
professional management
goals



1998 Semi-Annual Report

DELAWARE(SM)
INVESTMENTS
-----------
Philadelphia*London
for total                                                        May 8, 1998
 return
   2


Dear Shareholder:

REIT Fund's performance lagged the overall U.S. stock market during the first half of fiscal 1998. Your Fund provided a total return of +1.68% for the six months ended April 30, 1998 (for A Class shares with distributions reinvested).

        REIT Fund commenced operations on December 6, 1995 but was available only to institutional investors until November 12, 1997.

        For its lifetime, your Fund has outperformed both the average of its peers and its benchmark, the NAREIT Equity REIT Index, an unmanaged composite of real estate investment trust stocks.

        We believe fundamental factors affecting the nation's real estate markets - rents, property prices and tenant demand - remain strong and bode well for long-term REIT investors. However, the Fund's results have been weak for the period since October because of political uncertainty and a negative shift in short-term investor expectations.

        The Fund performed well for most of calendar 1997 but then hit a roadblock this past winter when the Clinton Administration proposed legislation that would reduce tax breaks available to certain REITs, including one of the Fund's largest holdings.

        The U.S. Treasury Department reportedly wants to limit the expansion of four paired-share REITs, an arrangement which permits the equity of both a REIT and its tenant operating company to trade as a single security.

DEMAND FOR BUILDING SPACE CONTINUES TO OUTSTRIP SUPPLY IN SELECTED
CITIES AND SUBURBS ALONG THE ATLANTIC AND PACIFIC SEABOARDS. THIS IS WELCOME NEWS FOR LONG-TERM REAL ESTATE INVESTORS.

Your Fund's management believes investors have overreacted to this


CUMULATIVE & AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------------------------
FOR PERIODS ENDED APRIL 30, 1998
                                                                                       Fund
                                               Six Months          12 Months        Lifetime+
---------------------------------------------------------------------------------------------
REIT Fund A Class                               +1.68%              +25.63%           +30.02%
---------------------------------------------------------------------------------------------
NAREIT Equity REIT Index                        +1.27%              +18.88%           +22.69%
Lipper Real Estate Fund Average                 +1.86%              +22.42%           +22.21%
---------------------------------------------------------------------------------------------

All performance shown above is at net asset value without effect of sales charges and assumes reinvestment of distributions. Complete Fund performance and expense information, including changes in expenses since 12/6/95, for all Classes can be found on page 8. Past performance does not guarantee future results. The unmanaged NAREIT Equity REIT Index is a composite of real estate investment trusts that invest in many types of U.S. property. There were 83, 74 and 44 funds in the Lipper Real Estate Fund Average for the six-month, 12-month and lifetime periods ended 4/30/98.

+ REIT Fund began operating on 12/6/95.

                                                                      for total
                                                                        return
                                                                          3

proposal because even if passed by Congress in its present form, we believe this legislation would not alter the basic profitability of either the real estate industry or the affected REITs.

        Demand for building space continues to outstrip supply in selected cities and suburbs along the Atlantic and Pacific seaboards. This is welcome news for long-term real estate investors. It represents a sharp contrast to property market conditions in the late 1980s, when speculative overbuilding led to bankruptcies and a credit crunch.

        Private investors currently own the vast majority of commercial real estate in the U.S. We believe REITs will continue to thrive over the long term because they offer a lower cost of capital for developers and greater economies of scale for property managers.

        Your Fund invests in a broad range of REIT companies nationwide. These companies may specialize in apartment complexes, offices, malls, shopping centers, industrial plants, self-storage centers and hotels.

        In our opinion, REIT Fund can help diversify and temper volatility in an equity portfolio because REITs have historically displayed performance characteristics of both stocks and bonds. Like bonds, REITs are affected by the direction of interest rates. Unlike most bonds, however, many REITs offer both capital appreciation and dividend growth potential. In addition, as of April 30, most REITs offered dividend yields superior to the 1.4% average yield of stocks in the S&P 500 Index.

        A 40-person team at Lincoln Investment Management conducts individual property analysis for REIT Fund. Each team member has an average of nine years' experience in real estate investing. On the following pages, your Fund's portfolio manager, Babak Zenouzi, provides detailed information regarding REIT Fund's strategy and performance.

        We encourage you to read Mr. Zenouzi's discussion as well as his outlook for the real estate market. As always, Delaware is there for you and your financial adviser, ready to help you build a diversified investment program with the potential to meet your goals.

Sincerely,



/s/ Wayne A. Stork
--------------------------------------
Wayne A. Stork
Chairman



/s/ Jeffrey J. Nick
--------------------------------------
Jeffrey J. Nick
President and Chief Executive Officer

_____________________________________________________________________________
YOUR FUND'S PORTFOLIO MANAGER
Babak Zenouzi has managed Delaware Investments' REIT Fund since its inception on December 6, 1995. Mr. Zenouzi joined Delaware in 1992 as a quantitative analyst and was subsequently promoted to portfolio management. Mr. Zenouzi is a member of the National Association of Real Estate Investment Trusts, a trade organization. Prior to joining Delaware, Mr. Zenouzi served as senior vice president at The Boston Company and earned a bachelor's degree from Babson College and an M.S. in Finance from Boston College.
______________________________________________________________________________
for total
 return
   4

Portfolio Manager's Review

INVESTMENT STRATEGY
REITs provide investors the opportunity to participate in larger-scale commercial real estate without the usual challenges of direct property investment. We believe REIT Fund can provide investors with benefits such as:

o Liquidity - Investors can buy and sell shares daily;
o Accountability - Publicly-traded REITs are subject to Securities and Exchange Commission (SEC) financial reporting regulations, unlike privately-held property development companies;
o Professional management - We are supported by a 40-person property analyst team at Lincoln Investment Management, Inc., the Fund's subadviser. The team furnishes investment recommendations, asset allocation advice and economic analysis.
o Diversification - As of April 30, 1998, your Fund held positions in 41 REITs with interests in more than 5,000 U.S. properties.

GEOGRAPHIC POSITIONING
Since October, your Fund has focused on REITs specializing in "infill" locations. These are cities and suburbs where development is more expensive, complicated or where zoning laws limit construction. Such areas tend to be attractive for well-capitalized developers because tenant demand may be high relative to the amount of space available. Rents may also be higher.

        Infill locations can be found along the Northeast and Pacific coasts. In areas such as New York, attractive land for development is scarce. In Washington state and California, strict environmental and earthquake-proofing regulations limit how much green space can be developed and how high buildings can rise.

SINCE OCTOBER, YOUR FUND HAS FOCUSED ON REITS SPECIALIZING IN "INFILL"
LOCATIONS.

        The West Coast's real estate market also appears to be benefiting from increased trade with Asia. Demand for


PORTFOLIO HIGHLIGHTS
--------------------------------------
APRIL 30, 1998

Office/Industrial               38.0%
Hotels                          19.2%
Multifamily Housing             16.0%
Public Storage                   2.8%
Retail Strip Centers            12.5%
Cash                             1.7%
Manufactured Housing             5.3%
Malls                            4.5%
                                                                      for total
                                                                        return
                                                                          5

PORTFOLIO HIGHLIGHTS
---------------------------------------------------------------------------------------------------
APRIL 30, 1998
                                                     April 30, 1998                October 31, 1997
---------------------------------------------------------------------------------------------------
Median Market Capitalization                          $997 million                   $900 million
Number of Stocks                                           41                             40
Price to Funds from Operations Ratio*                    12.5x                          12.0x
Top Sector                                          Office/Industrial              Office/Industrial
Yield Before Expenses                                    4.65%                          5.45%

* This is a measure of a REIT's cash flow from rents and management fees. It is similar to a price-earnings (P/E) ratio for an industrial company. REIT Fund's yields measured according to Securities and Exchange Commission guidelines were 3.59%, 3.01%, 3.01% and 4.02% for A, B, C, and Institutional Class shares, respectively, as of 4/30/98.

warehouse space is growing at the Port of Los Angeles, which handles more cargo than any other seaport in the U.S.

        Since October, we have generally minimized our exposure to REITs focusing on property in Sunbelt and western cities such as Phoenix, Las Vegas, Dallas and Denver. These cities were among the first to benefit from a rise in real estate prices during the current expansion of the U.S. economy and we believe that such areas are now becoming overbuilt.

SECTOR POSITIONING

As of April 30, 1998, some 38% of your Fund's net assets were allocated to office and industrial REITs. In addition to city and suburban offices, this sector includes warehouses, manufacturing plants, and research & development centers. We believe a robust U.S. economy and low interest rates are prompting many businesses to expand, especially in the drug sector.

        Two of your Fund's top office/industrial sector holdings have performed relatively well since autumn, primarily because investors have rewarded each firm's expansion plans. Spieker Properties Inc., recently filed a request with the SEC to offer an additional $500 million worth of stock to build offices and industrial buildings near seaports and airports.

        Alexandria Real Estate Equities, Inc., managed by two former pharmaceutical executives, acquired more than $135 million worth of property so far in calendar 1998. This REIT concentrates on research and development facilities serving the biotechnology industry. We believe Alexandria has carved a niche for itself by successfully meeting specialized tenant needs.

        Hotel REITs, your Fund's second largest sector allocation, were more volatile than most other real estate sectors during the first half of the fiscal year. We believe this was due to concerns regarding the U.S. Treasury Department's proposal to change the tax code to limit the tax savings available to paired-share REITs.

        The Treasury Department's proposal was made last winter after Starwood Hotel & Resorts Inc. acquired the Sheraton Hotel chain from ITT Corp. Starwood was your Fund's largest holding as of April 30, 1998, and has been a major contributor to the Fund's strong performance since inception.

        Although Starwood's share price has been volatile in recent months, we believe the company's long-term prospects remain for total
 return
   6

COMPOUNDING OF DIVIDENDS HAS MADE A DIFFERENCE OVER TIME
-------------------------------------------------------------------------------
GROWTH OF $100,000 INVESTMENT
DECEMBER 31, 1971* THROUGH DECEMBER 31, 1997

                            NAREIT Equity REIT Index

                Principal       Principal Plus Reinvested Dividends
12/31/71        $100,000                 $  100,000
12/31/72        $101,081                 $  108,010
12/31/73        $ 79,066                 $   91,248
12/31/74        $ 55,879                 $   71,718
12/31/75        $ 60,538                 $   85,559
12/31/76        $ 82,459                 $  126,276
12/31/77        $ 93,980                 $  154,592
12/31/78        $ 96,479                 $  170,570
12/31/79        $121,068                 $  231,733
12/31/80        $123,423                 $  288,204
12/31/81        $120,919                 $  305,498
12/31/82        $134,808                 $  371,489
12/31/83        $163,127                 $  485,299
12/31/84        $178,299                 $  586,859
12/31/85        $195,451                 $  698,928
12/31/86        $216,098                 $  832,826
12/31/87        $193,824                 $  802,513
12/31/88        $203,068                 $  910,735
12/31/89        $204,244                 $  991,264
12/31/90        $150,212                 $  839,088
12/31/91        $188,475                 $1,138,610
12/31/92        $200,542                 $1,304,729
12/31/93        $226,515                 $1,561,168
12/31/94        $218,550                 $1,610,668
12/31/95        $232,882                 $1,856,567
12/31/96        $294,216                 $2,511,142
12/31/97        $333,386                 $3,020,651

* Inception date of index. Illustration assumes reinvestment of dividends. The NAREIT Equity REIT Index is an unmanaged benchmark of real estate investment trusts compiled by the National Association of Real Estate Investment Trusts. An investor cannot invest directly in the index. Real estate investments have special risks that include mortgage defaults, loss of tenants, natural disasters and environmental liabilities. Index performance is not intended to represent the past or future performance of any mutual fund. Past performance does not guarantee future results.

promising. Starwood has recently opened 10 new hotels in Africa and the Middle East - regions where the company has been previously underrepresented. Starwood's property portfolio includes more than 650 hotels and resorts that are located in over 70 countries worldwide.

        Multifamily housing was your Fund's third largest sector allocation at fiscal mid-year. We focused on apartment buildings offering a moderate range of amenities and cash flow - so-called Class B space.

        While not as opulent from a tenant's perspective, Class B apartments provide a more stable revenue stream than Class A property - luxury apartments with amenities like swimming pools, gyms and sophisticated security. This is because "B" tenants usually have longer leases than "A" tenants, who are more likely to buy a home. This historical trend tends to make the cash flow of Class A buildings less attractive to investors during periods of economic prosperity.

OUTLOOK
The U.S. Congress is likely to review the paired-share REIT format over the next few months. This may contribute to additional short-term volatility in the REIT market. Still, we believe the real estate industry's long-term prospects are favorable.

        We believe the increased liquidity, solid investment fundamentals and strong relative value REITs offer will be recognized by investors once the legislative cloud dissipates. In our view, increasing financial oversight of real estate company management may inspire more investor confidence.

                                                                 for total
                                                                   return
                                                                     7

        Going forward, we plan to continue to overweight the office/industrial and hotel sectors, which have stronger capitalization and less leverage than in past years. The hotel sector, in particular, seems to be benefiting from increased consolidation. We believe this is due in part to the cachet that a widely known brand name offers the hospitality industry.

WE BELIEVE THE INCREASED LIQUIDITY, SOLID INVESTMENT FUNDAMENTALS AND STRONG RELATIVE VALUE REITS OFFER WILL BE RECOGNIZED BY INVESTORS ONCE THE LEGISLATIVE CLOUD DISSIPATES.

        We plan to underweight the retail sector because we believe it is generally overbuilt in some metropolitan areas. Average retail space per resident approaches 20 square feet in some regions and we believe supply may soon outstrip demand. However, one region where retail prospects look bright is New York City. A booming regional economy provides an opportunity for quality developers to expand since the city has only nine square feet of retail space per resident.

        For the balance of fiscal 1998, our team of real estate analysts will continue to seek the most promising real estate prospects. We will also carefully monitor what's happening on Capitol Hill. In our opinion, REIT Fund can reduce the risk profile of a diversified portfolio of stocks and bonds.

Babak Zenouzi
Vice President/Senior Portfolio Manager

May 8, 1998

                              Glossary
    __________________________________

[Photo of keyboard]

Equity REIT
Publicly-traded real estate investment trust that owns and manages property. A REIT is required to pay at least 95% of its income to shareholders every year as cash dividends to avoid paying corporate income tax.

Paired-Share REIT
A real estate operating company and a non-real estate business such as a hotel chain that operate under the same management. Together these businesses have one publicly traded stock.

NAREIT Equity REIT Index
An unmanaged composite of real estate investment trust stocks compiled by the National Association of Real Estate Investment Trusts, a trade group.

Property Classes
Most commercial buildings are graded as Class A, B, C, or D with A being the highest. Buildings are graded on such qualities as location, construction materials used, amenities and decade in which the building was constructed.

Securitization
The process in which an asset held by a private concern becomes public by offering shares of stock to investors.

for total
 return
   8

REIT FUND'S LIFETIME PERFORMANCE
-------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
DECEMBER 6, 1995 THROUGH APRIL 30, 1998


                                                              Lipper Real
                        REIT            NAREIT Equity         Estate Fund
                    Fund A Class         Reit Index        Average (44 Funds)
12/6/95               $ 9,524             $10,000              $10,000
1/31/96               $ 9,962             $10,165              $10,168
2/29/96               $10,010             $10,284              $10,255
3/31/96               $10,086             $10,227              $10,283
4/30/96               $10,057             $10,280              $10,301
5/31/96               $10,333             $10,545              $10,594
6/30/96               $10,629             $10,682              $10,734
7/31/96               $10,610             $10,762              $10,648
8/31/96               $11,152             $11,186              $11,085
9/30/96               $11,467             $11,381              $11,352
10/31/96              $11,895             $11,719              $11,574
11/30/96              $12,476             $12,253              $12,085
12/31/96              $13,911             $13,526              $13,188
1/31/97               $14,179             $13,678              $13,404
2/28/97               $14,372             $13,650              $13,444
3/31/97               $14,618             $13,621              $13,430
4/30/97               $14,104             $13,248              $12,962
5/31/97               $14,565             $13,638              $13,400
6/30/97               $15,411             $14,301              $14,155
7/31/97               $16,237             $14,744              $14,770
8/31/97               $16,269             $14,708              $14,706
9/30/97               $17,866             $15,988              $16,105
10/31/97              $17,426             $15,556              $15,601
11/30/97              $17,737             $15,892              $15,802
12/31/97              $18,271             $16,268              $16,229
1/31/98               $18,130             $16,181              $16,037
2/28/98               $17,907             $15,906              $15,994
3/31/98               $18,450             $16,190              $16,371
4/30/98               $18,638             $15,662              $15,920

Chart assumes $10,000 invested on December 6, 1995, and includes the effect of a 4.75% front-end sales charge and the reinvestment of all dividends and capital gains. Performance of other classes of REIT Fund will vary due to differing charges and expenses.

REIT Fund Performance
----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH APRIL 30, 1998
                                           Lifetime               One Year
----------------------------------------------------------------------------
Class A (Est. 12/6/95)
Excluding Sales Charge                     +30.02%                 +25.63%
Including Sales Charge                     +27.41%                 +19.63%
----------------------------------------------------------------------------
Class B (Est. 11/12/97)
Excluding Sales Charge                      +2.23%
Including Sales Charge                      -1.77%
----------------------------------------------------------------------------
Class C (Est. 11/12/97)
Excluding Sales Charge                      +2.23%
Including Sales Charge                      +1.23%

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. B and C Class results excluding sales charge assumes either the investment was not redeemed or that contingent sales charges did not apply.

Class A shares have had a 4.75% maximum sales charge since November 12, 1997 and historical performance prior to that date has been recalculated to reflect the effect of this sales charge. Beginning November 12, 1997, a 12b-1 fee has been assessed annually. however, since inception, voluntary fee waivers have been in place and, for the six months ended April 30, 1998, an expense cap of 1.11% was in effect. This waiver is subject to change and future expenses could be higher. Performance would have been lower without the limitation.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual return for REIT Fund's Institutional Class, which is made available without sales or asset-based distribution charges only to certain eligible institutional accounts, was +2.63% for the lifetime period ended April 30, 1998.

Financial Statements
DELAWARE POOLED TRUST, INC.
THE REAL ESTATE INVESTMENT TRUST PORTFOLIO
STATEMENT OF NET ASSETS
APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------

                                                        NUMBER                 MARKET
                                                       OF SHARES                VALUE
---------------------------------------------------------------------------------------
COMMON STOCK - 98.28%
HOTELS/DIVERSIFIED REITS - 19.21%
Capital Automotive ....................                 118,200             $ 1,835,794
Catellus Development ..................                 102,500               1,825,781
Glenborough Realty Trust ..............                  76,200               2,043,113
Golf Trust of America .................                  39,750               1,296,844
Innkeepers USA Trust ..................                 107,600               1,627,450
Newhall Land & Farming ................                  60,400               1,721,400
Patriot American Hospitality ..........                  89,601               2,262,430
Starwood Lodging Trust ................                  53,900               2,705,106
                                                                            -----------
                                                                             15,317,918
                                                                            -----------
MALL REITS - 4.48%
General Growth Properties .............                  45,500               1,632,313
Simon DeBartolo Group .................                  58,900               1,940,019
                                                                            -----------
                                                                              3,572,332
                                                                            -----------
MANUFACTURED HOUSING REITS - 5.29%
Chateau Communities ...................                  63,348               1,872,725
Sun Communities .......................                  67,000               2,345,000
                                                                            -----------
                                                                              4,217,725
                                                                            -----------
MULTIFAMILY REITS - 16.02%
Avalon Properties .....................                  31,100                 874,688
Apartment Investment & Management .....                  60,200               2,249,975
Bay Apartment Communities .............                  43,900               1,624,300
Camden Property Trust .................                  75,800               2,221,888
Equity Residential Properties .........                  38,600               1,896,225
Essex Property Trust ..................                  69,800               2,303,400
Grove Property Trust ..................                 149,100               1,602,825
                                                                            -----------
                                                                             12,773,301
                                                                            -----------
OFFICE/INDUSTRIAL REITS - 37.95%
AMB Property ..........................                  81,800               1,881,400
Alexandria R.E. Equities ..............                  69,200               2,279,275
Cabot Industrial Trust ................                 106,000               2,398,250
CarrAmerica Realty ....................                  85,600               2,503,800
Crescent Real Estate Equities .........                  68,900               2,351,213
Duke Realty Investments ...............                  76,900               1,831,181
Equity Office Properties Trust ........                  68,000               1,933,750
First Industrial Realty ...............                  62,300               2,024,750
Koger Equity ..........................                  86,400               1,852,200
Liberty Property Trust ................                  67,200               1,717,800
Parkway Properties ....................                  27,900                 917,213

                                                                      for total
                                                                        return
                                                                          9

                                                                NUMBER                 MARKET
                                                              OF SHARES                VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OFFICE/INDUSTRIAL REITS (CONTINUED)
Prentiss Properties Trust .............................         88,200             $ 2,238,075
Reckson Associates Realty .............................         84,100               2,060,450
SL Green Realty .......................................         80,200               1,924,800
Spieker Properties ....................................         59,000               2,337,875
                                                                                   -----------
                                                                                    30,252,032
                                                                                   -----------
RETAIL STRIP CENTER REITS - 12.54%
Developers Diversified Realty .........................         46,400               1,841,500
Excel Legacy ..........................................         59,300                 313,104
Excel Realty Trust ....................................         59,300               1,586,275
JDN Realty ............................................         77,300               2,459,106
Pan Pacific Retail Properties .........................         91,300               1,934,417
Pennsylvania Real Estate Investment Trust .............         78,600               1,866,750
                                                                                   -----------
                                                                                    10,001,152
                                                                                   -----------
SELF-STORAGE REITS - 2.79%
Public Storage ........................................         72,300               2,223,225
                                                                                   -----------
                                                                                     2,223,225
                                                                                   -----------
Total Common Stock (cost $69,095,732) .................                             78,357,685
                                                                                   -----------
                                                             PRINCIPAL
                                                               AMOUNT
                                                             ---------
REPURCHASE AGREEMENTS - 1.35%
With Chase Manhattan 5.48% 05/01/98
  (dated 04/30/98, collateralized by $349,473
  U.S. Treasury Notes 6.625% due 06/30/01,
  market value $366,540)  .............................    $   359,000                 359,000
With JP Morgan 5.50% 05/01/98
  (dated 04/30/98, collateralized by $361,940
  U.S. Treasury Notes 6.375% due 04/30/99,
  market value $364,711)  .............................        357,000                 357,000
With PaineWebber 5.50% 05/01/98
  (dated 04/30/98, collateralized by $180,628
  U.S. Treasury Notes 5.125% due 12/31/98,
  market value $183,301 and collateralized by
  $175,230 U.S. Treasury Notes 6.75%
  due 06/30/99, market value $181,423) ................        357,000                 357,000
                                                                                   -----------
Total Repurchase Agreements
  (cost $1,073,000)  ..................................                              1,073,000
                                                                                   -----------

10 for total return

-------------------------------------------------------------------------------

TOTAL MARKET VALUE OF SECURITIES - 99.63%
  (COST $70,168,732) ......................................                $79,430,685
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES: 0.37% ....                    293,735
                                                                           -----------
NET ASSETS APPLICABLE TO 5,306,357 SHARES
  ($.01 PAR VALUE) OUTSTANDING - 100.00% ..................                $79,724,420
                                                                           ===========
NET ASSET VALUE - REAL ESTATE INVESTMENT TRUST FUND A CLASS
  ($10,214,232 / 680,227) .................................                     $15.02
                                                                                ======
NET ASSET VALUE - REAL ESTATE INVESTMENT TRUST FUND B CLASS
  ($10,454,450 / 696,270) .................................                     $15.01
                                                                                ======
NET ASSET VALUE - REAL ESTATE INVESTMENT TRUST FUND C CLASS
  ($1,817,376 / 121,041) ..................................                     $15.01
                                                                                ======
NET ASSET VALUE - REAL ESTATE INVESTMENT TRUST FUND
  INSTITUTIONAL CLASS ($1,808,744 / 120,361) ..............                     $15.03
                                                                                ======
NET ASSET VALUE - REAL ESTATE INVESTMENT TRUST FUND E CLASS
  ($55,429,618 / 3,688,458) ...............................                     $15.03
                                                                                ======

COMPONENTS OF NET ASSETS AT APRIL 30, 1998:
Common Stock $0.01 par value, 550,000,000 shares
  authorized to the Fund with 50,000,000 shares allocated
  to this Portfolio .......................................                $66,513,339
Undistributed net investment income .......................                    791,426
Accumulated net realized gain on investments ..............                  3,157,702
Net unrealized appreciation of investments ................                  9,261,953
                                                                           -----------
                                                                           $79,724,420
                                                                           -----------
REIT: Real Estate Investment Trust

NET ASSET VALUE AND OFFERING PRICE - REAL ESTATE INVESTMENT
  TRUST PORTFOLIO A CLASS
Net asset value per share (A) .............................                     $15.02
Sales charge (4.75% of offering price or 4.99% of
  amount invested per share) (B) ..........................                       0.75
                                                                                ------
Offering price ............................................                     $15.77
                                                                                ======

(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE POOLED TRUST, INC. -
THE REAL ESTATE INVESTMENT TRUST PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED
APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends .................................              $2,009,074
Interest ..................................                  33,977               $2,043,051
                                                        -----------
Expenses:
Management fees ...........................                 254,775
Dividend disbursing and transfer agent fees
  and expenses ............................                  35,983
Distribution expense ......................                  29,412
Federal and state registration fees .......                   9,652
Reports and statements to shareholders ....                   7,225
Professional fees .........................                   5,118
Accounting and administration .............                   3,586
Taxes (other than taxes on income) ........                   2,643
Custodian fees ............................                   1,980
Directors' fees ...........................                     187
Other .....................................                   6,288                  356,849
                                                        -----------              -----------
Less expenses absorbed or waived ..........                                          (41,249)
                                                                                 -----------
Total expenses ............................                                          315,600
                                                                                 -----------
NET INVESTMENT INCOME .....................                                        1,727,451
                                                                                 -----------
NET REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS:
Net realized gain on investments ..........                                        3,162,725
Net change in unrealized depreciation
  of investments ..........................                                       (4,293,132)
                                                                                 -----------
NET REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS .....................                                       (1,130,407)
                                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS .........................                                      $   597,044
                                                                                 ===========

                             See accompanying notes
                                                            for total return 11

DELAWARE POOLED TRUST, INC. -
THE REAL ESTATE INVESTMENT TRUST PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                SIX MONTHS ENDED               YEAR
                                                                     4/30/98                   ENDED
                                                                   (UNAUDITED)                10/31/97
                                                                 --------------------------------------
OPERATIONS:
Net investment income ..............................             $  1,727,451              $  2,009,554
Net realized gain on investments ...................                3,162,725                 2,948,532
Net change in unrealized appreciation/depreciation
  of investments ...................................               (4,293,132)               11,291,570
                                                                 ------------              ------------
Net increase in net assets resulting from operations                  597,044                16,249,656
                                                                 ------------              ------------
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income:
  A Class ..........................................                  (52,241)               (1,524,572)
  B Class ..........................................                  (60,849)                       --
  C Class ..........................................                  (83,868)                       --
  Institutional Class ..............................                  (33,773)                       --
  E Class ..........................................               (2,358,906)                       --
Net realized gain on investment transactions:
  A Class ..........................................                   (4,998)               (1,672,794)
  B Class ..........................................                  (44,407)                       --
  C Class ..........................................                 (109,306)                       --
  Institutional Class ..............................                  (31,854)                       --
  E Class ..........................................               (2,745,948)                       --
                                                                 ------------              ------------
                                                                   (5,526,150)               (3,197,366)
                                                                 ------------              ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
  A Class ..........................................               12,428,358                19,188,692
  B Class ..........................................               10,941,125                        --
  C Class ..........................................                1,899,136                        --
  Institutional Class ..............................                3,376,297                        --
  E Class ..........................................               54,853,992                        --
Net asset value of shares issued upon reinvestment
  of dividends from net investment income and net
  realized gain on investment transactions:
  A Class ..........................................                   51,571                 3,197,366
  B Class ..........................................                   81,755                        --
  C Class ..........................................                  192,335                        --
  Institutional Class ..............................                   63,253                        --
  E Class ..........................................                5,104,854                        --
                                                                 ------------              ------------
                                                                   88,992,676                22,386,058
                                                                 ------------              ------------
Cost of shares repurchased:
  A Class ..........................................              (62,481,796)               (1,816,777)
  B Class ..........................................                 (274,877)                       --
  C Class ..........................................                  (51,373)                       --
  Institutional Class ..............................               (1,618,313)                       --
  E Class ..........................................                   (2,000)                       --
                                                                 ------------              ------------
                                                                  (64,428,359)               (1,816,777)
                                                                 ------------              ------------
Increase in net assets derived from capital
  share transactions ...............................               24,564,317                20,569,281
                                                                 ------------              ------------
NET INCREASE IN NET ASSETS .........................               19,635,211                33,621,571

NET ASSETS:
Beginning of year ..................................               60,089,209                26,467,638
                                                                 ------------              ------------
End of period ......................................             $ 79,724,420              $ 60,089,209
                                                                 ============              ============

                             See accompanying notes

12 for total return

DELAWARE POOLED TRUST, INC.
THE REAL ESTATE INVESTMENT TRUST PORTFOLIO
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                                        REIT FUND
                                                                            REIT FUND    REIT FUND    INSTITUTIONAL    REIT FUND
                                                   REIT FUND A CLASS         B CLASS      C CLASS         CLASS         E CLASS
                                         -------------------------------    ---------    ---------     ------------    ---------
                                          SIX MONTHS    YEAR    12/6/95(1)  11/11/97(1)  11/11/97(1)    11/11/97(1)     11/4/97(1)
                                            ENDED      ENDED       TO         TO           TO             TO              TO
                                           4/30/98   10/31/97   10/31/96     4/30/98      4/30/98        4/30/98         4/30/98
                                         (UNAUDITED)                       (UNAUDITED)  (UNAUDITED)    (UNAUDITED)     (UNAUDITED)
Net asset value, beginning of period ..... $16.260    $12.490    $10.000     $16.130      $16.130        $16.130         $16.340

Income from investment operations:
  Net investment income ..................   0.630      0.616      0.652       0.579        0.614          0.650           0.650
  Net realized and unrealized gain (loss)
    on investments .......................  (0.365)     4.664      1.938      (0.224)      (0.259)        (0.235)         (0.445)
                                           -------    -------    -------     -------      -------        -------         -------
  Total from investment operations .......   0.265      5.280      2.590       0.355        0.355          0.415           0.205
                                           -------    -------    -------     -------      -------        -------         -------
Less dividends and distributions:
  Dividends from net investment income ...  (0.685)    (0.720)    (0.100)     (0.655)      (0.655)        (0.695)         (0.695)
  Distributions from net realized gains on
    investment transactions ..............  (0.820)    (0.790)        --      (0.820)      (0.820)        (0.820)         (0.820)
                                           -------    -------    -------     -------      -------        -------         -------
  Total dividends and distributions ......  (1.505)    (1.510)    (0.100)     (1.475)      (1.475)        (1.515)         (1.515)
                                           -------    -------    -------     -------      -------        -------         -------

Net asset value, end of period ........... $15.020    $16.260    $12.490     $15.010      $15.010        $15.030         $15.030
                                           =======    =======    =======     =======      =======        =======         =======
Total return .............................   1.68%     46.50%     26.12%       2.23%        2.23%          2.63%           6.60%

Ratios and supplemental data:
  Net assets, end of period (000 omitted)  $10,214    $60,089    $26,468     $10,454       $1,817         $1,809         $55,430
  Ratio of expenses to average net assets    1.11%      0.82%      0.89%       1.86%        1.86%          0.86%           0.86%
  Ratio of expenses to average net assets
    prior to expense limitation ..........   1.17%      0.99%      1.02%       1.92%        1.92%          0.92%           0.92%
  Ratio of net investment income to
    average net assets ...................   5.61%      4.25%      6.70%       4.86%        4.86%          5.86%           5.86%
  Ratio of net investment income to
    average net assets prior to expense
    limitation ...........................   5.55%      4.08%      6.57%       4.80%        4.80%          5.80%           5.80%
  Portfolio turnover .....................     58%        58%       109%         58%          58%            58%             58%
  Average commission rate paid(2)......... $0.0600    $0.0576    $0.0600     $0.0600      $0.0600        $0.0600         $0.0600

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charge.

                             See accompanying notes

DELAWARE POOLED TRUST, INC. - REAL ESTATE INVESTMENT TRUST PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

Delaware Investments Real Estate Investment Trust Portfolio ("The Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and currently offers five classes of shares. The Real Estate Investment Trust Portfolio Fund A Class carries a front-end sales charge of 4.75%. The Real Estate Investment Trust Portfolio Fund B Class carries a back-end deferred sales charge, Real Estate Investment Trust Portfolio Fund C Class carries a level load deferred sales charge, and the Real Estate Investment Trust Portfolio Institutional and E Classes carry no sales charge. This report contains information relating only to the Real Estate Investment Trust Portfolio. All other Pooled Trust portfolios are included in a separate report.

The Fund seeks to achieve a maximum long-term total return, with capital appreciation a secondary objective. The Portfolio will invest at least 65% of its assets in stocks of real-estate investment trusts.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund:

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Other - Expenses common to all Funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund expects to declare and distribute for total return 13

all of its net investment income to shareholders as dividends annually. Net capital gains, if any, will be distributed annually.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Management and Other Transactions with Affiliates In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee, which is calculated daily at the rate of 0.75% on the average daily net assets of the Fund less the fees paid to the unaffiliated directors. At April 30, 1998, the Fund had a liability for Investment Management fees and other expenses payable to DMC for $78,823.

Lincoln Investment Management, Inc., an affiliate of DMC, receives 30% of the advisory fee paid to DMC for acting as subadviser to the Fund.

DMC has elected to waive that portion of the management fee and reimburse the Fund to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, exceed 0.86% the Fund's average daily net assets through October 31, 1998. In addition, DMC may voluntarily absorb other Fund expenses. Total expenses absorbed by DMC for the six-month period ended April 30, 1998 were $41,249.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing, transfer agent, and accounting services agent for the Fund. During the six-month period ended April 30, 1998, the Fund expensed $35,983 for dividend disbursing and transfer agent services and $3,586 for accounting services. At April 30, 1998, the Fund had a liability for such fees and other expenses payable to DSC for $11,132.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets attributable to Class A shares and 1.00% of the average daily net assets attributable to Class B and Class C shares.

For the six-month period ended April 30, 1998, DDLP earned $31,454 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are not compensated by the Fund.

3. Investments
During the six-month period ended April 30, 1998, the Fund made purchases of $39,086,712 and sales of $19,304,884 of investments other than U.S. government securities and temporary cash investments.

At April 30, 1998, the aggregate cost of securities for federal income tax purposes was $70,168,732.

14 for total return

--------------------------------------------------------------------------------

At April 30, 1998, net unrealized appreciation for federal income tax purposes aggregated $9,261,953 of which $9,506,607 related to unrealized appreciation of securities and $244,654 related to unrealized depreciation of securities.

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                               SIX MONTHS               YEAR
                                                              ENDED 4/30/98             ENDED
                                                               (UNAUDITED)             10/31/97
                                                              ----------               ---------
Shares sold:
  A Class .......................................                805,254               1,438,178
  B Class .......................................                708,767                      --
  C Class .......................................                123,639                      --
  Institutional Class ...........................                212,190                      --
  E Class .......................................              3,348,842                      --

Shares issued upon reinvestment of dividends from
  net investment income and net realized gains
  from investment transactions:
  A Class .......................................                  6,348                 265,342
  B Class .......................................                  5,437                      --
  C Class .......................................                    820                      --
  Institutional Class ...........................                 13,264                      --
  E Class .......................................                339,741                      --
                                                              ----------               ---------
                                                               5,564,302               1,703,520
                                                              ----------               ---------
Shares repurchased:
  A Class .......................................             (3,826,139)               (127,788)
  B Class .......................................                (17,934)                     --
  C Class .......................................                 (3,418)                     --
  Institutional Class ...........................               (105,093)                     --
  E Class .......................................                   (125)                     --
                                                              ----------               ---------
                                                              (3,952,709)               (127,788)
                                                              ----------               ---------

  Net increase ..................................              1,611,593               1,575,732
                                                              ==========               =========

5. Lines of Credit
The Fund has a committed line of credit for $2,600,000. No amount was outstanding at April 30, 1998, or at any time during the fiscal year.

6. Credit and Market Risk
The Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

D E L A W A R E  I N V E S T M E N T S  F A M I L Y  O F  F U N D S

FOR GROWTH OF CAPITAL
Aggressive Growth Fund
Trend Fund
DelCap Fund
Small Cap Value Fund
U.S. Growth Fund
Growth Stock Fund
Tax-Efficient Equity Fund

FOR TOTAL RETURN
Social Awareness Fund
Blue Chip Fund
Devon Fund
Decatur Total Return Fund
Decatur Income Fund
REIT Fund
Delaware Fund

FOR INTERNATIONAL DIVERSIFICATION
Emerging Markets Fund
New Pacific Fund
Overseas Equity Fund
International Equity Fund
Global Bond Fund

FOR CURRENT INCOME
Delchester Fund
High-Yield Opportunities Fund
Strategic Income Fund
U.S. Government Fund
Delaware-Voyageur
 U.S. Government Securities Fund
Limited-Term Government Fund

FOR TAX-EXEMPT INCOME
National High Yield Municipal Bond Fund
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund
State Tax-Free Funds*

MONEY MARKET FUNDS
Delaware Cash Reserve
Tax-Free Money Fund

ASSET ALLOCATION FUNDS
Growth Portfolio
Balanced Portfolio
Income Portfolio

* Available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, North Dakota, New Jersey, New Mexico, New York, Ohio, Oregon, Pennsylvania, Utah, Washington, Wisconsin. Insured and intermediate bond funds are available in selected states.

funds
                              [Photo of Keyboard]

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

THIS SEMI-ANNUAL REPORT IS FOR THE INFORMATION OF REIT FUND SHAREHOLDERS, BUT IT MAY BE USED WITH prospective investors when preceded or accompanied by a current Prospectus for REIT Fund, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware Investment Advisers Ltd.
London, England

SUBADVISER
Lincoln Investment Management, Inc.
Fort Wayne, Indiana

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682
                                                            [Photo of Globes]

                                        FOR SHAREHOLDERS
                                        1.800.523.1918

                                        FOR SECURITIES DEALERS
                                        1.800.362.7500

                                        FOR FINANCIAL INSTITUTIONS
                                        REPRESENTATIVES ONLY
                                        1.800.659.2265

                                        www.delawarefunds.com

DELAWARE(SM)                            Be sure to consult your financial
INVESTMENTS                             adviser when making investments. Mutual
-----------                             funds can be a valuable part of your
Philadelphia*London                     financial plan; however, shares of the
                                        Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

Printed in the USA
on recycled paper

SA-187[4/98] PP6/98
(736)

                                        Copy Right Delaware Distributors, L.P.